UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
March 6, 2018

NORTH EUROPEAN OIL ROYALTY TRUST
(Exact name of Registrant as specified in its charter)

Commission File No. 1-8245

Delaware          22-2084119
(State of organization)     (IRS Employer I.D. No.)

43 West Front Street, Suite 19A, Red Bank, NJ 07701
(Address of principal executive offices)

(732) 741-4008
(Registrant's telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
   Exchange Act 17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
   Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

Item 5.02(b).  Departure of Directors or Certain Officers; Election of Directors; Appointment         of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, Mr. Samuel M. Eisenstat, a Trustee of North European Oil Royalty Trust (the "Trust") passed away on October 29, 2017. In order to fill the vacancy created by Mr. Eisenstat's death, the Trustees of North European Oil Royalty Trust appointed Nancy J. F. Prue as a Trustee effective March 15, 2018.

The Trustees also determined that Ms. Prue meets the independence standards of the rules of the New York Stock Exchange. As a result, Ms. Prue will serve on both the Audit and Compensation Committees of the Trustees of North European Oil Royalty Trust.

Ms. Prue is a member of the Maryland State Bar Association, New York Security Analysts and Baltimore Chartered Financial Analyst Society. She is also a Board Member of the National Association of Petroleum Analysts.

There are no arrangements or understandings between Ms. Prue and any person pursuant to which Ms. Prue was selected as a Trustee, and there are no actual or proposed transactions between Ms. Prue or any of her related persons and the Trust that would require disclosure under Item 404 (a) of Regulation S-K (17 CFR 229.404(a)) in connection with her appointment as a Trustee.

Ms. Prue will be compensated in accordance with the Trust's standard compensation policies and practices for Trustees, which are disclosed in the Trust's Proxy Statement for its 2018 Annual Meeting of Unit Owners dated January 9, 2018.

Except as set forth above, there is no other material Trust plan, contract or arrangement in which Ms. Prue will participate in connection with her appointment.

Item 9.01.   Financial Statements and Exhibits

(c) Exhibits

The following exhibit is filed herewith:

Exhibit 99.1  A press release dated March 7, 2018 announcing the appointment of Nancy J. F. Prue as a Trustee of North European Oil Royalty Trust.

SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH EUROPEAN OIL ROYALTY TRUST
(Registrant)

By:  /s/ John R. Van Kirk
   John R. Van Kirk
   Managing Director

March 8, 2018